UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2011 (June 21, 2011)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200
Westminster, Colorado	80020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5     — Corporate Governance and Management

Item 5.07     Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) for Allos Therapeutics, Inc. (the “Company”) was held on June 21, 2011, for the following purposes:

•                 to elect seven nominees for the Board of Directors, each to serve until the 2012 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier death, resignation or removal;

•                  to approve, on an advisory basis, the compensation of the Company’s named executive officers;

•                  to indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers; and

•                  to ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

At the meeting, each of Paul L. Berns, Stephen J. Hoffman, Ph.D., M.D., Jeffrey R. Latts, M.D., Jonathan S. Leff, Timothy P. Lynch, Nishan de Silva, M.D. and David M. Stout was re-elected as a director of the Company.  The stockholders of the Company approved, on an advisory basis, the compensation of the Company’s named executive officers.  The stockholders of the Company indicated, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers is every year.  In addition, the stockholders of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2011. The final voting results on each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

		For	Withheld	Broker Non-Votes
1.	Election of Directors
	Paul L. Berns	75,798,667	1,112,510	18,061,689
	Stephen J. Hoffman, Ph.D., M.D.	54,402,716	22,508,461	18,061,689
	Jeffrey R. Latts, M.D.	73,694,776	3,216,401	18,061,689
	Jonathan S. Leff	69,124,132	7,787,045	18,061,689
	Timothy P. Lynch	75,754,822	1,156,355	18,061,689
	Nishan de Silva, M.D.	75,861,792	1,049,385	18,061,689
	David M. Stout	70,110,171	6,801,006	18,061,689

	For	Against	Abstentions	Broker Non-Votes
2. Approval, on an advisory basis, of the compensation of the Company’s named executive officers	40,411,714	36,437,226	62,237	18,061,689

	1 year	2 years	3 years	Abstentions	Broker Non-Votes
3. Indication, on an advisory basis, of the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers	38,351,290	2,303,246	36,197,885	58,756	18,061,689

	For	Against	Abstentions
4. Ratification of Ernst & Young LLP as independent registered public accounting firm for 2011	94,307,202	598,077	67,587

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 23, 2011

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Senior Vice President, General Counsel and Secretary